UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2022

Orbsat Corp

(Exact name of registrant as specified in its charter)

Nevada	001-40447	65-0783722
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18851 N.E. 29th Ave., Suite 700, Aventura, FL 33180

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 560-5355

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	OSAT	The Nasdaq Stock Market LLC
Warrants	OSATW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 18, 2022, Orbsat Corp (the “Company”) filed a Certificate of Amendment of the Amended and Restated Articles of Incorporation of the Company (the “Certificate of Amendment”) with the Secretary of State of the State of Nevada in order to change the Company’s corporate name to NextPlat Corp (the “Name Change”). The Name Change will be effective as of January 21, 2022. The Name Change was approved by the Company’s stockholders at the 2021 annual meeting of stockholders held on December 16, 2021.

The Name Change does not affect the rights of the Company’s security holders. There were no other changes to the Company’s Amended and Restated Articles of Incorporation in connection with the Name Change.

In connection with the Name Change, our Board of Directors amended and restated our Bylaws to reflect the corporate name NextPlat Corp, also effective on January 21, 2022. No other changes were made to our Bylaws.

The foregoing description of the Certificate of Amendment and the Amended and Restated Bylaws are qualified in their entirety by reference to the full text of the Certificate of Amendment and the Amended and Restated Bylaws, copies of which are filed as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Effective January 21, 2022, the trading symbol for the Company’s common stock, par value $0.0001 per share (the “Common Stock”) on the NASDAQ Capital Market will be “NXPL” and the trading symbol for the Company’s Warrants (the “Warrants”) on the NASDAQ Capital Market will be “NXPLW.” The CUSIP number for our Common Stock (68557F209) and our Warrants (68557F118) remain unchanged.

On January 20, 2022, the Company issued a press release announcing the Name Change and changes to the trading symbols of the Common Stock and Warrants. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of the Amended and Restated Articles of Incorporation

3.2	Amended and Restated Bylaws

99.1	Press Release dated January 20, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBSAT CORP

	By:	/s/ Charles M. Fernandez
	Name:	Charles M. Fernandez
January 20, 2022	Title:	Executive Chairman & Chief Executive Officer